CHRIS LIDDELL Vice Chairman and CFO Exhibit 99.1

In this presentation and in related comments by our management, our use of the words
“expect,” “anticipate,” “possible,” “potential,” “target,” “believe,” “commit,” “intend,” “continue,”
“may,” “would,” “could,” “should,” “project,” “projected,” “positioned” or similar expressions is intended to identify forward looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt, including as required to fund our planning significant investment in new technology; our ability to realize successful vehicle applications of new technology; and our ability to continue to attract new customers, particularly for our new products
GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provides information about these and other factors, which we may revise or supplement in future reports to the SEC.
FORWARD LOOKING
FORWARD LOOKING
STATEMENTS
STATEMENTS

Cyclical + High operating leverage + Capital / engineering intensive + Highly leveraged / interdependent value chain INDUSTRY STRUCTURE INDUSTRY STRUCTURE

HIGH OPERATING LEVERAGE
HIGH OPERATING LEVERAGE
Global OEM EBIT Margins
Global OEM EBIT Margins
Note: Global OEMs include GM, Ford, BMW, Daimler, Fiat, Honda, Hyundai, Nissan, Peugeot, Renault, Toyota, VW.

CAPITAL / ENGINEERING CAPITAL / ENGINEERING INTENSIVE INTENSIVE Not This This t t t Business Cycle Engineering / Capex Spend $ $ $ $ t

DESIGN, BUILD and SELL
THE WORLD’S BEST VEHICLES
NEW BUSINESS MODEL
NEW BUSINESS MODEL
DESIGN
DESIGN
BUILD
BUILD
SELL SELL
SELL
DESIGN
World's Best Vehicles
Fewer Brands,
Global Architectures
Higher
Capacity
Utilization
Reduced
Inventories
Lower
Incentives /
Higher Prices
Improved
Brand Equity
Higher
Residuals
Higher
Profitability
and ROA
Reinvest in
Vehicles
$

Strong investment grade credit rating + Minimal debt + Fully funded, de-risked pension plan FINANCIAL STRATEGY FINANCIAL STRATEGY

¶ How realistic? ¶ WACC? ¶ Temporary strategy? QUESTIONS QUESTIONS

PROGRESS
PROGRESS
9/10 adjusted for completed Q4 capital actions, planned equity contribution to pension plan and funding AmeriCredit acquisition. Perpetual preferred is at face value. Cash includes marketable securities and Canadian HC Trust restricted cash.

WACC WACC Tax Shield WACC Debt Ratio Financial Theory: Debt Tax Shield WACC GM tax losses = ~$40B

BACK TO THE FUTURE BACK TO THE FUTURE * Adjusted debt as of 9/30/2010. Not rated but Not rated but minimal debt minimal debt

CONCLUSION CONCLUSION Source: Motor Trend Magazine September 2010 Cover Financial strategy will allow us to play OFFENSE, not defense

¶
Expect Q4 EBIT to remain positive, but at a
significantly lower run-rate than each of first
three quarters
– Different production mix
– New vehicle launch costs
– Increased engineering expense in support of
future products
¶
$0.7B non-cash charge associated with purchase
of Series A Preferred Stock held by United States
Department of Treasury
Q4 OUTLOOK
Q4 OUTLOOK

MARK REUSS President, GM North America

GM U.S. MARKET SHARE GM U.S. MARKET SHARE GM U.S. market share based on Buick, Cadillac, Chevrolet & GMC only

¶
Product launches
– Full year of Cruze, Regal, CTS Coupe,
Heavy Duty Pickups
– Regal begins production in Oshawa
– Increase in Terrain/Equinox production
– Volt, Verano, Sonic, Camaro
Convertible
¶
Flexible manufacturing
– Build to market demands
¶
Focus on quality
IT’S ALL ABOUT CARS,
IT’S ALL ABOUT CARS,
TRUCKS AND CROSSOVERS
TRUCKS AND CROSSOVERS

2011 CY GM PRODUCT LAUNCHES
UNITED STATES
CANADA
Chevrolet Camaro
Convertible
Buick Regal GS Chevrolet Orlando Chevrolet Volt Chevrolet Sonic
4dr
Buick Verano
MEXICO
CENTRAL AMERICA/CARIBBEAN
Chevrolet Camaro
Convertible
Chevrolet Sonic
5dr
Chevrolet Camaro
Convertible
Buick Regal GS Chevrolet Sonic
4dr
Chevrolet Sonic
5dr
Buick Verano
GMC Terrain Chevrolet Sonic
4dr
Buick Verano

¶
Maintain ATP (Average
Transaction Price) strength
¶
Hold % incentive spend
vs. competition
¶
Value story
¶
GM Financial
– U.S./Canada Lease penetration
– Grow U.S. Sub-Prime APR
penetration
DISCIPLINE ON PRICE
DISCIPLINE ON PRICE

U.S. LEASE PERCENT OF RETAIL U.S. LEASE PERCENT OF RETAIL SALES SALES Source: J.D. Power and Associates PIN

¶
Dealer network a strength
¶
Facility image program
– 981 Dealers have initiated
improvements
– 2,000 more will begin in 2011
¶
Robust programs in place
– Drive Dealership throughput
– Encourage parts purchase loyalty
– Support customer retention
DEALER NETWORK AND
DEALER NETWORK AND
CUSTOMER EXPERIENCE
CUSTOMER EXPERIENCE

¶
Brand building initiatives
– Chevrolet Carbon Reduction
– Volt
– Main Street in Motion
– Consistent messaging through Tier 3
– Partnership with MTV targeting
millennial generation
¶
Focus on customer retention
– Discontinued brands
– Service/Parts
MARKETING AND
MARKETING AND
IMPROVING CONSIDERATION
IMPROVING CONSIDERATION

¶ Made large scale changes to organizational structure in 2010 ¶ On-going adjustments will be made as necessary ¶ Getting our Soul back REINVIGORATING OUR CULTURE REINVIGORATING OUR CULTURE